Exhibit 10.22.2

	1. Contract Number	Page of Pages
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	POHC-2002-D-0003	1	3

2.	Amendment/Modification Number	3. Effective Date	4. Requisition/Purchase Request No.	5.	Project No. (If applicable)
	M0013	See Block 16C Below	* SEE BLOCK 12 BELOW

6.	Issued By	Code	7.	Administered By (If other than line 6)
	Office of Contracting and Procurement			Department of Health, Office of Managed Care
	Department of Health Bureau			Medical Assistance Administration
441 4th Street, NW., Suite 700 South
	Washington, DC 20001			825 North Capitol Street, N.E.
Attention: Ms. Maude Holt
Telephone: (202) 442-9074

8.	Name and Address of Contractor (No. Street, city, country, state and ZIP Code)		(X)	9A. Amendment of Solicitation No.

AMERIGROUP DISTRICT OF COLUMBIA
	750 1 ST STREET, N.E, SUITE 1120			9B. Dated (See Item 11)
WASHINGTON, DC 20004
ATTN: MS. JANE THOMPSON
	TELEPHONE NO.: (202) 218-4900			10A. Modification of Contract/Order No.
POHC-2002-D-0003

10B. Dated (See Item 13)
	Code	Facility’	x	AUGUST 1, 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	Accounting and Appropriation Data (If Required)

* CFO CERTIFICATION LETTER DATED JUNE 26, 2003

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(X)	A. This change order is issued pursuant to: (Specify Authority) The changes set forth in Item 14 are made in the contract/order no. in item 10A.

X	B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.

C- This supplemental agreement is entered into pursuant to authority of:
DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return                                  copies to the issuing office.

14.	Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

THE CONTRACT REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

1.	Delete sub-section “D. The time period or service limits of a service has been met” from

Section C.14.3.4.5 as listed on page 2 of this modification.

2.	Add new definition into Section C.1.3 as listed on page 3 of this modification.

ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and in full force and effect

15A. Name and Title of Signer (Type or print)	16A. Name of Contracting Officer
Lorenzo Brown

15B. Name of Contractor	15C. Date Signed	16B. District of Columbia	16C. Date Signed

5/17/04
(Signature of person authorized in sign)		(Signature of Contracting Officer)

***Government of the District of Columbia	Office o Contr. ting & Procurement	DC OCP 202 (7-99)

C.143.2.9	The circumstances under which benefits shall continue pending resolution of the grievance or issuance of a District Fair Hearing decision, as defined in C.14.3.4.4.

ADD
C.14.3.4.5	While the Enrollee’s. appeal is pending, the Enrollee’s benefits shall continue until one of the following occurs:

A.	The Enrollee withdraws the appeal;

B.	Ten days pass after the MCO or PIHP mails the notice, providing the resolution of the appeal against the enrollee, unless the enrollee, within the 10-day timeframe, has requested a District Fair Hearing with continuation of benefits until the District Fair Hearing decision is reached.

C.	The District Office of Fair Hearing issues a hearing decision adverse to the Enrollee; or

D.	Deleted

C.14.3.4.6	The Contractor is prohibited from recovering payment for continuation of benefits furnished during a pending appeal, if the final resolution of the appeal is adverse to the Enrollee.

C.14.3.4.7	In accordance with 42 CFR 438.424, if the Contractor or District Office of Fair Hearing reverses a decision to deny, limit, or delay services that Were not furnished while the appeal was pending, the Contractor must authorize or provide the disputed services within two (2) working days, and as expeditiously as the Enrollee’s health condition requires. In addition, if the MCO, PIHP or District Office of Fair Hearing reverses a decision to deny authorization of services, and the Enrollee received the disputed services while the appeal was pending, the MCO or PIHP must pay for those services, in accordance with District policy and regulations.

ADD

Add the following after the first paragraph in Section C.14.4.1

C.1.3. Definitions High

Risk Newborn:

The term high- risk newborn can be applied to any newborn that experiences a complicated prenatal course that is at an increased risk for perinatal morbidity or mortality. Conditions affecting the high- risk newborn include severe pre maturity (gestational age from 24 weeks to 32 weeks), congenital abnormalities, genetic syndromes, malignancies, acute and chronic infections, prolonged NICU stay and developmental delays regardless of etiology.

Maternal conditions associated with high risk newborns include but not limited to medical or obstetrical complications, inadequate or no prenatal care, maternal age less than 18 years, mental illness, substance abuse, poor infant-maternal bonding, homelessness, poor parenting skills and a previous history of involvement with Child and Family Services.